Long-Term Debt - Summary of Contractual Maturity Term Facility (Detail) $ in Thousands	Dec. 31, 2016 USD ($)
Contractual Obligation Fiscal Year Maturity Schedule [Abstract]
2017	$ 17,514
2018	17,514
2019	17,514
2020	17,514
2021	1,655,094
Long-term debt maturities, Total	$ 1,725,150